OTCQB: CCNI





COMMAND CENTER®



INVESTOR PRESENTATION

March 2015



Safe Harbor

This presentation includes, and our officers and representatives may from time to time make, certain estimates and other forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, including, among others, statements with respect to the Company's future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical and that may constitute statements of future expectation. While we believe these statements are accurate, forward-looking statements are not historical facts and are inherently uncertain. We cannot assure you that these expectations will occur, and our actual results may be significantly different. Factors that may cause actual results to differ materially from those contemplated in any forward-looking statements made by us are sometimes presented within the forward-looking statements themselves or are otherwise discussed in filings we make with the United States Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K and subsequent reports on Form 10-Q and Form 8-K and available on our website: http://www.commandonline.com. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. The Company disclaims any obligation to update or revise any forward-looking statement, whether written or oral, that may be made from time to time, based on the occurrence of future events, the receipt of new information, or otherwise.

© 2015 Command Center, Inc. All Rights Reserved. The Command Center logo, along with the words and phrases *Command Center*, *Command* and *Real Jobs for Real People* are registered trademarks of Command Center, Inc.

Who We Are…

- We are a nationwide provider of on-demand and temporary staffing solutions
  - **55 branch offices** in 22 states
  - **32,000+ employees** working for 3,400+ clients
- We deliver staffing solutions focused on **high-growth market sectors**
- We have a diverse customer base both geographically and vertically
- New management installed in 2013



Adjusted EBITDA[1]
27.2% CAGR FY10-FY14
$2.1M
$0.9M
$2.8M
$4.7M
$7.0M
FY10
FY11
FY12
FY13
FY14



(1) See appendix for the reconciliation of non-GAAP financial information to GAAP

What We Do
Supply Workers to Diverse & Established Industries

COMMAND CENTER

WAL-MART				
Retail	**Construction**	**Warehousing, Manufacturing & Industrial**	**Transportation & Auto Auctions**	**Hospitality & Events**
General retail staffing across numerous segments, including big-box stores.	General and skilled labor for commercial, industrial and residential construction projects.	General & cold storage warehousing workers, (loaders, order fillers, forklift/line operators.	Primarily support staff, including movers and general laborers. Drivers for large auto auctions.	Food service personnel, setup/teardown staff & janitors, hospitality workers (front desk, house-keeping and maintenance).

Diversified Revenue Base

Retail	Construction	Warehousing, Manufacturing & Industrial	Transportation & Auto Auctions	Hospitality & Events
20%	20%	20%	15%	25%

Highly-Experienced Management Team

COMMAND CENTER

BUBBA SANDFORD	JEFF WILSON	KEVIN SEMERAD
President & CEO	*CFO*	*Director, Field Services*

BUBBA SANDFORD

President & CEO

- 30+ years of leadership experience as CEO, President, or General Manager, guiding businesses in various stages, including startups and turnarounds
- Led companies in diverse industries, including technology, industrial fabrication, security services, waste management and retail
- Consultant to Silicon Valley VC community
- MBA, Cornell Univ.; BA Psychology, Univ. of Massachusetts at Amherst
- Former U.S. Navy SEAL

JEFF WILSON

CFO

- 25+ years of senior management experience with international public and private companies
  - CFO, Acumatica, a privately held cloud based ERP provider
  - CFO, Microvison (NASDAQ: MVIS)
  - Controller, Siemens Medical Systems, manufacturer of medical imaging equipment
  - Manager, PricewaterhouseCoopers
- Seasoned board member of Command Center (since 2010)
- BA Accounting, Oklahoma State Univ.
- Certified Public Accountant

KEVIN SEMERAD

Director, Field Services

- Extensive history of industry success and experience — 25+ years in staffing and labor business
- Previously built his own staffing/labor company from one to 16 offices
- Command Center Franchisee, 2003 to 2006
- Multiple leadership positions at Command Center
- BAs in Marketing & Management from Univ. of North Dakota, Grand Forks

New Management Team, New Focus & Positive Results

COMMAND CENTER

- **Bubba Sandford** appointed new president and CEO in March 2013
- Instilled a **service oriented culture**
- **Implemented branch autonomy,** with value-added coaching & mentoring approach
- **Eliminated unnecessary costs**
- **Invested in operational necessities**
- **Reduced layers of management**
- **Closed** underperforming business segment & branches
- **Greatly improved profitability & cash flow**

Growth in Net Income & Adj. EBITDA Under New Management[1]



Tax Benefit & Goodwill
Net Income Minus Tax Benefit & Goodwill
Adj. EBITDA
Adj. EBITDA up 150%
$2.8M
$1.6M
$4.7M
$2.9M
$9.1M
$2.9M
$7.0M
$6.2M
FY2012
FY2013
FY2014

1) An $807,000 charge for impairment of goodwill and a one-time non-cash tax credit of $4.3 million occurred in the third quarter of 2014.

Our Branch-Centric Approach

COMMAND CENTER

We are 100% focused on providing branch offices the support they need to foster high-quality, long-term client and employee relationships

- Allows services to be delivered through locally-focused teams
- Facilitates "hands-on" interaction with both clients and employees
- Fosters customer and employee loyalty
- Can better identify local market opportunities and trends





$28 Billion, High-Growth Target Market

COMMAND CENTER

Out of the $100 billion total U.S. staffing market, we target the largest segment, light industrial/blue-collar, totaling **$28 billion**



Other
$11B
Light
Industrial/
Blue-Collar
$28B
Finance
$17B
Healthcare
$10B
IT
$17B
Office
$17B

$100 Billion U.S. Staffing Market

Blue-collar staffing segment is forecasted to expand at a **CAGR of 9.3% to $40 billion** by 2017



$40B
$28B
9.3% CAGR 2013-17
2013
2014F
2015F
2016F
2017F

Blue-collar Staffing Market Growth[1]

1) Source: Staffing Industry Analysts, Command Center, Inc. estimates

Dynamics of the On-Demand Labor Industry

COMMAND CENTER

On-demand labor offers employers:

- **Immediate** response to changing staffing needs
- **Lower costs** associated with recruitment, interviewing and employment
- **Eliminates** unemployment and worker's compensation exposure
- **Eases** compliance burdens imposed by the ACA and other laws impacting employment
- **Allows** access to a larger employment pool of experienced temporary staff members
- **On-the-job screening** for possible permanent workers





"The job market is back on track, and temporary workers are the first ones getting hired. Consequently, staffing agencies are seeing their businesses skyrocket..." FORTUNE

The Competitive Landscape

COMMAND CENTER

100s of small "Mom & Pop" Firms

COMMAND CENTER

KELLY SERVICES

TRUE BLUE

Manpower

- The temp and casual employment industry is highly fragmented, with many privately owned, small family run agencies.
- These firms provide good service but are not large enough to meet many customer needs.
- Increasingly difficult and costly to comply with regulatory requirements.

- We're not always the lowest cost provider, but distinguished by our...
  - Unparalleled service
  - Greater flexibility
  - Highest quality of employees
  - Unique, hands-on customer focus
- We are perfectly positioned to meet customers needs, but small enough to provide excellent customer service.

- The largest companies in the semi-skilled and unskilled on-demand labor industry focus on meeting the needs of large national accounts along with other vertical markets. Driven by high volume and low margins.

Why Customers Choose Command Center

COMMAND CENTER

- **Customized Solutions:** Staffing tailored to the specific needs of our clients
- **Local & Industry Expertise**: Local market knowledge combined with extensive experience in multiple industries
- **Partnered with Clients:** We gain insights as we work closely with our clients on their day-to-day staffing needs
- **Quality, Loyal Worker Pools**: Incentives for temporary employees, including paid vacation and safety programs create a strong workforce
- **Excellence-in-Service**: We deliver on staffing solutions we promise


VALUE

Our Branch Offices are Located in High-Growth Job Markets

COMMAND CENTER

Our Branch Locations



High Job-Growth States


WA 1.89
OR 1.22
ID 2.41
MT 1.76
ND 2.03
SD 1.08
WY 0.14
NV 2.70
UT 3.49
CO 2.46
NE 0.66
KS 0.60
CA 1.75
AZ 2.05
NM 1.53
OK 2.03
TX 2.27
MN 1.60
IA 1.27
MO 1.63
AR 1.42
LA 1.88
WI 1.20
IL 1.54
MI 0.50
IN 1.07
OH 1.42
WV
KY 1.26
TN 1.51
MS 1.41
AL 1.20
GA 1.84
FL 2.38
SC 2.52
NC 2.12
VA 1.59
PA 1.44
NY 0.90
VT 0.96
NH 0.91
ME 1.08
MA 1.22
RI 0.94
CT 0.53
NJ 0.64
MD 1.51
DE 1.44
DC 0.91
Above average
Average
Below average
Source:
IHS Global Insight

- We maintain a strong concentration of offices in established and emerging energy sector regions with growing employment opportunities

- Our branches are concentrated in states with above-average employment growth
- We are well positioned to grow in current regional locations

Financial Highlights

Revenue & Adj. EBITDA


Revenue
Adj. EBITDA
($ millions)
$69.4
$81.9
$98.4
$93.7
$91.8
$2.10
$0.90
$2.80
$4.70
$7.00
FY 10
FY 11
FY 12
FY 13
FY 14

Gross Margins


24.7%
22.8%
25.3%
25.9%
27.7%
FY 10
FY 11
FY 12
FY 13
FY 14

- Revenue decline due to closing of unprofitable stores, with overall profitability increasing
- Higher margins achieved over last two years by avoiding accounts that are slow pay, lower margin and have high workers' comp requirements
- 2014 cash balance of $8.6M to fund growth opportunities and/or return to shareholders

Net Income & EPS

(Excluding tax credit & goodwill impairment)


Net Income ($ millions)
EPS
$(1.6)
$0.9
$1.6
$2.9
$6.2
-$0.03
$0.01
$0.02
$0.05
$0.10
FY 10
FY 11
FY 12
FY 13
FY 14

Our Growth Strategy – Balance Growth & Profitability

COMMAND CENTER

- Increase same store sales
  - Extensive training and support for local branches
  - Focus on quality customer service
  - Sell good accounts that recognize our value
  - Understand customer needs and local conditions to maximize margins
- Add branches in existing and new markets
  - Focus on high growth regions
  - Build off success with existing customers
  - Hire local staff and train in line with our philosophy
- Strategic acquisitions to:
  - Address new vertical markets
  - Expand into new geographic markets

Acquisition Approach


Strategic Fit
Right Price
Culture
ROI

Comparative Valuation

COMMAND CENTER

Company	Ticker	EV/EBITDA	Price/EPS
On Assignment	NYSE: ASGN	12.3	26.0
Kelly Services	NASDAQ: KELYA	12.3	29.2
Manpower Group	NYSE: MAN	7.6	15.1
TrueBlue	NYSE: TBI	9.4	14.2
BG Staffing	NYSE: BGSF	8.8	N/A
General Employment Enterprises	NYSE: JOB	N/A	N/A
Staffing 360 Solutions	OTCQB: STAF	N/A	N/A
Average		**10.1x**	**21.1x**
Command Center	**OTCQB: CCNI**	**5.0x**	**7.0x[1]**

- Command has transitioned from a marginally profitable, loosely organized collection of stores to a integrated profitable business
- Our valuation has improved but is still far below our industry

Source: Capital IQ.

1) Valuation as of March 5, 2015, with Command Center TTM Price per Diluted EPS based on net income that excludes a $807,000 charge for impairment of goodwill and a one-time non-cash tax credit of $4.3 million that occurred in the third quarter of 2014.

Key Takeaways

- **Proven team** focused on building financial strength and revenue growth with increased profitability
- **Solid financial performance** (EPS increased 100% Y/Y), with growing cash flow and strong balance sheet
- **Proven, highly-scalable, branch-office business model** provides operating leverage
- **Strong growth outlook** in diverse and emerging regional markets


Adjusted EBITDA
27.2% CAGR FY10-FY14
$2.1M
$0.9M
$2.8M
$4.7M
$7.0M
FY10
FY11
FY12
FY13
FY14

Contact Us

Command Center, Inc.

Jeff Wilson, CFO
3901 North Schreiber Way
Coeur d'Alene, ID 83815
Tel (208) 773-7450





Liolios Group

Investor Relations
Chris Tyson, Managing Director
20371 Irvine Avenue, Suite A-100
Newport Beach, CA 92660
Tel (949) 574-3860
CCNI@liolios.com

COMMAND CENTER®

OTCQB:CCNI

APPENDIX

Key Stats: CCNI (OTCQB)

COMMAND CENTER

Stock Price *(3-5-15)*	**$0.70**
52 Week Low/High	$0.35/$0.85
Avg Daily Volume *(3 mo.)*	71,100
Shares Outstanding	65.7M
Institutional Holdings *(est.)*	11.6%
Insider Holdings *(est)*	19%
Warrants[1]	$1.00
Warrants Outstanding	1.37M
Market Cap	**$46.0M**
Enterprise Value	$40.3M
EV/Revenue *(ttm)*	0.4x
EV/EBITDA *(ttm)*	5.0x
P/E *(ttm)*[3]	7.7x

Total Revenues *(mrq)*	**$91.8M**
Adj. EBITDA[2] *(mrq)*	$7.0M
Diluted EPS *(mrq)*[3]	**$0.09**
Cash & Equivalents	$8.6M
Total Assets	$28.2M
Total Debt	$2.9M
Total Liabilities	$9.4M
Total Equity	$18.8M



CCNI Daily
3/05/15
0.9
0.8
0.7
0.6
0.5
0.4
0.3
Volume
©BigCharts.com
6
4
2
0
Millions
Apr May Jun Jul Aug Sep Oct Nov Dec 15 Feb



Adjusted EBITDA[2]
$2.1M
$0.9M
$2.8M
$4.7M
$7.0M
FY10
FY11
FY12
FY13
FY14

Stock Data Source: Capital IQ. Chart Source: Bigcharts.

(1) $1.00 strike, expire April 15, 2015.

(2) See appendix for the reconciliation of non-GAAP financial information to GAAP

(3) TTM Price per Diluted EPS based on net income that excludes a $807,000 charge for impairment of goodwill and a one-time non-cash tax credit of $2.3 million that occurred in the third quarter of 2014.

Board of Directors

COMMAND CENTER

	Years of Experience	Relevant Experience
Bubba Sandford *CEO & President*	30+	• Former U.S. Navy SEAL and independent consultant to the Silicon Valley VC community • 30+ years experience building and exiting successful technology & clean tech companies, including The Environmental Trust (2005), Private Security Enterprise (2002) and Liquid Waste Company (1995) • MBA, Cornell University; B.A. in Psychology, University of Massachusetts at Amherst
John Stewart *Chairman*	30+	• President of Glacial Holdings, Inc., a private multi-family residential and commercial real estate holding company, and of Glacial Holdings Property Management, Inc. • Served as chair of the Advisory Board of the Bank of North Dakota • A member of the board of trustees of Investors Real Estate Trust (NYSE – IRET) since 2004
John Schneller *Director*	25+	• Chief Financial Officer at OmniM2M, Inc., a private provider of enterprise SaaS M2M software solutions • Former investment analyst and money manager at Knott Partners, a multi-billion dollar, value-based, New York hedge fund
JD Smith *Director*	20+	• Since 1982, worked in real estate investment, construction and development • In 1990, formed his first operating company to buy and maintain residential rental properties • Currently owner of Real Estate Investment Consultants, LLC • Serves on board of directors of iMedicor, a publicly-held New York-based company and provider of comprehensive healthcare communications solutions
Jeff Wilson *Director*	25+	• Currently CFO of Command Center • Previously served as the CFO of Acumatica, a privately held cloud based ERP provider based in Kirkland, WA and CFO of Microvision (NASDAQ: MVIS)

Income Statement Highlights

$ millions *Fiscal Year*	2011	2012	2013	2014 + Tax Benefit	2014
Revenues	**$81.9**	**$98.4**	**$93.7**	**$91.8**	**$91.8**
Gross Profit	$18.6	$24.9	$24.2	$25.5	$25.5
Gross Margin	*22.8%*	*25.8%*	*25.9%*	*27.8%*	*27.7%*
Adj. EBITDA[1]	$0.9	$2.8	$4.7	$7.0	$7.0
Margin %	*1.2%*	*2.9%*	*5.0%*	*7.7%*	*7.7%*
Net Income[2]	**$0.9**	**$1.6**	**$2.9**	**$9.1**	**$6.2**
Margin %	*1.0%*	*1.6%*	*3.1%*	*9.9%*	*6.7%*
Diluted EPS[2]	**$0.01**	**$0.02**	**$0.05**	**$0.14**	**$0.10**

(1) See appendix for the reconciliation of non-GAAP Financial Information.
(2) 2014 + Tax Benefit - Price per Diluted EPS based on net income that excludes a $807,000 charge for impairment of goodwill and a one-time non-cash tax credit of $4.3 million that occurred in the third quarter of 2014.